Shareholder Fees - PGIM TIPS Fund - R6	Dec. 14, 2021 USD ($)
Shareholder Fees:
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	none
Maximum sales charge (load) imposed on reinvested dividends and other distributions	none
Redemption Fee (as a percentage of Amount Redeemed)	none
Exchange fee	none
Maximum account fee	none